                                                                    EXHIBIT 99.3

This form is not a proxy. Please do not send this form in with your proxy card. Instead, please return the completed form to the Exchange Agent in the enclosed envelope.

                    ELECTION FORM AND LETTER OF TRANSMITTAL

                           TO ACCOMPANY CERTIFICATES
                      REPRESENTING SHARES OF COMMON STOCK,
                           PAR VALUE $1.00 PER SHARE
                   ("CHICAGO TITLE COMMON STOCK" OR "SHARES")
                                       OF

                           CHICAGO TITLE CORPORATION

 SUBMITTED PURSUANT TO AN ELECTION IN CONNECTION WITH THE MERGER (THE "MERGER")
                                 WITH AND INTO

                       FIDELITY NATIONAL FINANCIAL, INC.

Pursuant to the Agreement and Plan of Merger, dated as of August 1, 1999, by and between Fidelity National Financial, Inc. and Chicago Title Corporation and amended as of October 13, 1999 (as amended, the "Merger Agreement").

   THE INSTRUCTIONS ACCOMPANYING THIS ELECTION FORM AND LETTER OF TRANSMITTAL
    ("ELECTION FORM") SHOULD BE READ CAREFULLY BEFORE THIS ELECTION FORM IS
                                   COMPLETED.

                            ------------------------

                     THE EXCHANGE AGENT FOR THE MERGER IS:

                         HARRIS TRUST AND SAVINGS BANK

                       For Information (call toll free):

                                 (800) 245-7630

            By Mail:                   Facsimile Transmission          By Hand or Overnight Courier:
                                     (for Eligible Institutions
                                               Only):
 Harris Trust and Savings Bank                                         Harris Trust and Savings Bank
    c/o Harris Trust Company               (212) 701-7636                 c/o Harris Trust Company
          of New York                                                           of New York
      Wall Street Station                                                      Receive Window
         P. O. Box 1023                                                      Wall Street Plaza
    New York, NY 10268-1023                                              88 Pine Street, 19th Floor
                                                                             New York, NY 10005

     It is recommended that Certificates and Election Forms be sent via registered mail, appropriately insured, with return receipt requested.

                            ------------------------

                    THE INFORMATION AGENT FOR THE MERGER IS:

                   GEORGESON SHAREHOLDER COMMUNICATIONS, INC.
                                17 State Street
                               New York, NY 10004
                Banks and Brokers Call: (212) 440-9800 (Collect)
                  All Others Call: (800) 223-2064 (Toll-Free)

PLEASE READ THE SPECIAL ELECTION INSTRUCTIONS AND THE GENERAL INSTRUCTIONS IN THIS ELECTION FORM CAREFULLY BEFORE COMPLETING THIS ELECTION FORM
                                    BOX A-1

 (For Stockholders who hold their shares in registered form or whose shares are held in an account with the
        Chicago Title Corporation Employee Stock Purchase Plan ("ESPP"))

         DESCRIPTION OF SHARES OF CHICAGO TITLE COMMON STOCK ENCLOSED*
    (If the space provided in this Box A-1 is inadequate, please provide the information on a separate sheet of paper and attach it to this Form)

--------------------------------------------------------------------------------------------------------------------
                                                                                       NUMBER OF SHARES
        NAME AND ADDRESS OF                 CERTIFICATE NUMBER(S)              REPRESENTED BY EACH CERTIFICATE
      REGISTERED HOLDER(1)(2)               OR ESPP ACCOUNT NUMBER                OR HELD IN AN ESPP ACCOUNT
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
                                                                  TOTAL:
--------------------------------------------------------------------------------------------------------------------

 (1) Please state name(s) of registered holder(s) exactly as name(s) appear(s) on certificates or on your ESPP Account.

 (2) If any Chicago Title Shares covered by this Election Form are not represented by certificates and are held in an account with the ESPP, please provide your ESPP Account Number.

     *You cannot submit an effective Election Form without enclosing your Chicago Title Common Stock Certificates with this Election Form or providing a Guarantee of Delivery followed within three New York Stock Exchange, Inc. ("NYSE") trading days thereafter by the Chicago Title Common Stock Certificates. If your Chicago Title Common Stock Certificate(s) have been lost, stolen or destroyed, call Harris Trust and Savings Bank, the Exchange Agent, at (800) 245-7630 immediately to receive instructions regarding replacement. See also General Instruction 13 below.

     TO MAKE A VALID ELECTION AS DESCRIBED HEREIN, THIS ELECTION FORM OR A NOTICE OF GUARANTEED DELIVERY, PROPERLY COMPLETED AS DESCRIBED HEREIN, MUST ACTUALLY BE RECEIVED BY THE EXCHANGE AGENT BY 5:00 P.M., NEW YORK CITY TIME, ON THE DATE THAT THE MERGER TAKES PLACE (THE "ELECTION DEADLINE"), WHICH IS
 CURRENTLY EXPECTED TO BE FEBRUARY   , 2000.

     You must elect to receive in exchange for each share of Chicago Title Common Stock either (i) shares of Fidelity National Financial, Inc. ("Fidelity") common stock, par value $0.0001 per share ("Fidelity Common Stock") (a "Stock Election"), or (ii) cash without interest (a "Cash Election"). In addition, cash will be paid in lieu of the issuance of any fractional shares. You may elect to receive Fidelity Common Stock with respect to all of your Chicago Title Shares, cash with respect to all of your Chicago Title Shares, or a combination of stock and cash with respect to your Chicago Title Shares. If you otherwise properly complete and return these materials but make no election with respect to your Chicago Title Shares or if you did not return properly completed materials by the Election Deadline, you will be deemed to have made a "Non-Election."

     In determining whether to make a Stock Election or a Cash Election, stockholders should consult their own financial and tax advisors. NO RECOMMENDATION IS MADE WITH RESPECT TO WHETHER A STOCK ELECTION OR CASH ELECTION SHOULD BE MADE.

      Stockholders who hold their shares in nominee name (i.e. through a broker, bank, custodian, trustee or any other person who holds Chicago Title Shares in any capacity whatsoever on behalf of another person or entity) are directed to General Instruction 9.

     For information as to the federal income tax consequences of receiving shares of Fidelity Common Stock or cash in exchange for your shares of Chicago Title Common Stock see "The Merger -- Certain U.S. Federal Income Tax Consequences of the Merger" in the Joint Proxy Statement/Prospectus of
 Fidelity and Chicago Title, dated December   , 1999, relating to the Merger
 (the "Joint Proxy Statement/Prospectus"). You are urged, in addition, to consult with your tax advisor. This Election Form should be promptly (i) completed and signed in the space provided and on the substitute Form W-9 and
 (ii) mailed or delivered with your certificate(s) representing shares of Chicago Title Common Stock, or a Guarantee of Delivery, to Harris Trust and Savings Bank, which is acting as exchange agent (the "Exchange Agent"), at any of the addresses set forth above.
                                    BOX A-2

                                    ELECTION

TOTAL NUMBER OF CHICAGO TITLE SHARES  NUMBER OF SHARES -- STOCK ELECTION   NUMBER OF SHARES -- CASH ELECTION
------------------------------------  ----------------------------------   ---------------------------------

     A COMPLETED ELECTION FORM, TOGETHER WITH YOUR CHICAGO TITLE COMMON STOCK CERTIFICATES OR A GUARANTEE OF DELIVERY, MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE ELECTION DEADLINE IN ORDER FOR ANY ELECTION MADE HEREBY TO BE EFFECTIVE. IF A PROPERLY COMPLETED ELECTION FORM, TOGETHER WITH YOUR CHICAGO TITLE COMMON STOCK CERTIFICATES OR A GUARANTEE OF DELIVERY, IS NOT RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE ELECTION DEADLINE, OF IF YOU FAIL TO INDICATE AN ELECTION IN THE BOX ABOVE, YOU WILL BE DEEMED TO HAVE MADE A NON-ELECTION WITH RESPECT TO YOUR CHICAGO TITLE SHARES, AND THE FORM OF MERGER CONSIDERATION WHICH YOU WILL BE ENTITLED TO RECEIVE AS A RESULT OF THE MERGER WILL BE DETERMINED BY THE PROVISIONS OF THE MERGER AGREEMENT. IF YOUR CHICAGO TITLE COMMON STOCK CERTIFICATES ARE NOT AVAILABLE AT THE TIME YOU SEND AN ELECTION FORM TO THE EXCHANGE AGENT, YOU MAY INSTEAD PROVIDE A GUARANTEE OF DELIVERY OF YOUR CHICAGO TITLE COMMON STOCK CERTIFICATES AS SET FORTH IN GENERAL INSTRUCTION 8, IN WHICH CASE YOU MUST, WITHIN THREE TRADING DAYS ON THE NYSE THEREAFTER, DELIVER TO THE EXCHANGE AGENT THE CHICAGO TITLE COMMON STOCK CERTIFICATES REPRESENTING THE SHARES IN RESPECT OF WHICH YOUR ELECTION IS BEING MADE.

     Your election will not be valid if (a) before the shareholder vote is taken on the Merger, Chicago Title receives written notice of your intent to demand appraisal of the Chicago Title Shares if the Merger takes place and (b) you did not vote in favor of the Merger and took such other actions as may be required prior to the effective time of the Merger to perfect dissenters' rights under applicable law.

     The Joint Proxy Statement/Prospectus was first mailed to shareholders of
Chicago Title on or about January   , 2000. Copies of the Joint Proxy
Statement/Prospectus, as well as extra copies of this Election Form, may be requested from Georgeson Shareholder Communications, Inc., the Information Agent for the Merger, at the toll-free phone number shown on the cover, or from the Exchange Agent at the addresses or the toll-free number shown on the cover. The return of this Election Form to the Exchange Agent is an acknowledgement of the receipt of the Joint Proxy Statement/ Prospectus.

     COMPLETING AND RETURNING THIS ELECTION FORM DOES NOT HAVE THE EFFECT OF CASTING A VOTE WITH RESPECT TO THE MERGER OR THE MERGER AGREEMENT AT THE CHICAGO TITLE SPECIAL MEETING OF STOCKHOLDERS. TO VOTE AT THE CHICAGO TITLE SPECIAL MEETING, YOU MUST COMPLETE, SIGN AND RETURN THE PROXY CARD THAT ACCOMPANIED THE JOINT PROXY STATEMENT/PROSPECTUS AND RETURN IT IN THE ENVELOPE DELIVERED THEREWITH, OR YOU MUST ATTEND THE CHICAGO TITLE SPECIAL MEETING IN PERSON AND VOTE YOUR SHARES. IF YOU HAVE ANY QUESTIONS CONCERNING THE VOTING OF YOUR CHICAGO TITLE SHARES, PLEASE CALL THE INFORMATION AGENT TOLL-FREE AT (800) 223-2064.

Ladies and Gentlemen:

     Pursuant to the Merger Agreement and subject to the proration procedures included therein and described in the Joint Proxy Statement/Prospectus, the undersigned hereby surrenders to Harris Trust and Savings Bank, as Exchange Agent, certificate(s) representing all of the Chicago Title Shares identified in Box A-1 above, and (A) hereby elects, in the manner indicated in Box A-2 above, to have each Chicago Title Share represented by such Chicago Title Common Stock Certificates converted into the right to receive the Merger Consideration either
(1) in shares of Fidelity Common Stock (a "Stock Election"), (2) in cash, without interest (a "Cash Election") or (3) in a combination of cash, without interest, and shares of Fidelity Common Stock, or (B) hereby states that the undersigned has no preference as between a Cash Election or a Stock Election or any combination thereof (a "Non-Election"). In addition, it is understood that the Exchange Agent will pay cash in lieu of any fractional shares of Fidelity Common Stock otherwise issuable in connection with the Merger, as provided in the Merger Agreement. Any cash (excluding cash in lieu of fractional shares) and any shares of Fidelity Common Stock received by holders of Chicago Title Shares in the Merger are hereinafter referred to as "Cash Consideration" and "Stock Consideration," respectively. The Cash Consideration, Stock Consideration and cash paid in lieu of fractional shares are collectively referred to as the "Merger Consideration."

     The undersigned understands that each Election is subject to certain terms, conditions and limitations that are set forth in the Merger Agreement. These terms, conditions and limitations include, but are not limited to, the following: (1) the amount of the Merger Consideration and the specific amounts of the Stock Consideration, the Cash Consideration and, as applicable, the Supplemental Consideration or the Reduced Supplemental Consideration (as such terms are defined in the Merger Agreement and described in the Joint Proxy Statement/Prospectus) will not be determined until the effective time of the Merger (the "Effective Time"), (2) although the Stock Consideration and the Cash Consideration components of the Merger Consideration will be determined in accordance with the terms of the Merger Agreement and the amount of the Supplemental Consideration or Reduced Supplemental Consideration, if any, which Fidelity will be obligated to pay will be determined in accordance with the terms of the Merger Agreement, Fidelity will have the right to determine whether to pay any Supplemental Consideration or Reduced Supplemental Consideration in the form of cash or shares of Fidelity Common Stock or a combination thereof and such determination may not be made until the Effective Time of the Merger, (3) the number of shares of Fidelity Common Stock to be received in the Merger by holders of Chicago Title Shares must represent at least 50.1% of the number of shares of Fidelity Common Stock which are issued and outstanding immediately after the Merger, and (4) the value of the Stock Consideration must represent at least 40% of the total value of the Merger Consideration. Pursuant to the terms of the Merger Agreement, these factors will determine the aggregate number of shares of Fidelity Common Stock and the aggregate amount of cash which Fidelity will be obligated to issue and pay to the holders of Chicago Title Shares at the Effective Time of the Merger. The determination of the total number of shares of Fidelity Common Stock and the total amount of cash included in the Merger Consideration as described above and the Elections made by all other holders of Chicago Title Shares will affect the extent to which the Election made by any individual holder of Chicago Title Shares can be accommodated. THE UNDERSIGNED ACKNOWLEDGES THAT THE UNDERSIGNED'S ELECTION MAY BE SUBJECT TO PRORATION AND, AS A RESULT, THE UNDERSIGNED MAY NOT RECEIVE THE FORM OF MERGER CONSIDERATION, OR THE ALLOCATION OF MERGER CONSIDERATION BETWEEN CASH AND SHARES OF FIDELITY COMMON STOCK THAT THE UNDERSIGNED ELECTS TO RECEIVE. IF CHICAGO TITLE SHAREHOLDERS, AS A GROUP, ELECT TO RECEIVE MORE CASH OR MORE SHARES OF FIDELITY COMMON STOCK THAN THE AMOUNT AVAILABLE, SHAREHOLDERS WHO MAKE ELECTIONS IN THE OVERSUBSCRIBED CATEGORY WILL NOT RECEIVE THE MERGER CONSIDERATION ENTIRELY IN THE FORM THAT THEY ELECT. INSTEAD, THEIR ELECTIONS WILL BE PRORATED SO THAT, ON AN AGGREGATE BASIS, FIDELITY WILL PAY THE AGGREGATE MERGER CONSIDERATION IN THE COMBINATION OF CASH AND SHARES OF FIDELITY COMMON STOCK TO BE DETERMINED AT THE EFFECTIVE TIME OF THE MERGER IN ACCORDANCE WITH THE MERGER AGREEMENT.

     The undersigned also understands that the undersigned's election will not be valid if (a) before the shareholder vote is taken on the Merger, Chicago Title receives written notice of the undersigned's intent to demand appraisal of the Chicago Title Shares if the Merger takes place and (b) the undersigned does not vote in favor of the Merger and takes other actions as may be required prior to the Effective Time to perfect dissenters' rights under applicable law.

     The undersigned hereby represents and warrants that the undersigned is as of the date hereof, and will be as of the Effective Time of the Merger, the registered holder of Chicago Title Shares represented by the Chicago Title Share Certificate(s) surrendered herewith, with good title to such Chicago Title Shares and full power and authority (1) to sell, assign and transfer such Chicago Title Shares, free and clear of all liens, restrictions, charges and encumbrances, and not subject to any adverse claims, and (2) to make the Election indicated herein. The undersigned will, upon request, execute any additional documents necessary or desirable to complete the surrender, conversion, cancellation and retirement of such Chicago Title Shares. The undersigned hereby irrevocably appoints the Exchange Agent as agent of the undersigned to effect the conversion of the Chicago Title Shares into Merger Consideration pursuant to the terms of the Merger

Agreement and the procedures set forth herein. All authority conferred or agreed to be conferred in this Election Form shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

     The undersigned understands and acknowledges that the method of delivery of the Chicago Title Common Stock Certificate(s) and all other required documents is at the option and risk of the undersigned and that the risk of loss of such certificate(s) shall pass only after the Exchange Agent has actually received such certificate(s). All questions as to the validity, form and eligibility of any election and surrender of certificate(s) hereunder shall be determined by the Exchange Agent, and such determination shall be final and binding.

     The Exchange Agent reserves the right to deem that you have made a Non-Election if:

     A.  No Election choice is indicated in Box A-2 above;

     B. You fail to follow the instructions on this Election Form (including failure to submit your Chicago Title Common Stock Certificate(s) or a Guarantee of Delivery) or otherwise fail to properly make an Election;

     C. A completed Election Form (including submission of your Chicago Title Common Stock Certificate(s) or a Guarantee of Delivery) is not actually received by the Exchange Agent prior to the Election Deadline; or

     D. You return this Election Form with a Guarantee of Delivery but do not deliver the Chicago Title Common Stock Certificates representing the shares in respect of which an Election is being made within three NYSE trading days thereafter.

     Notwithstanding anything to the contrary in this Election Form, Fidelity or the Exchange Agent reserves the right to waive any defects or irregularities in a completed Election Form, but shall be under no obligation to do so.

     In order to receive the applicable Merger Consideration, this Election Form must be (1) completed and signed in the space provided below and on the Substitute Form W-9 and (2) mailed or delivered with your Chicago Title Common Stock Certificate(s) or a Guarantee of Delivery to the Exchange Agent at one of the addresses set forth above. In order to properly make an Election, these actions must be taken in a timely fashion such that the Election Form and other required documents are received by the Exchange Agent prior to the Election Deadline.

     The effectiveness of Elections received on the Election Deadline and accompanied by a Guarantee of Delivery will not be finally determined until four NYSE trading days after the Election Deadline. As a result, the Merger Consideration to which a holder of Chicago Title Shares is entitled (and a determination as to whether any proration is necessary) may be delayed for up to four NYSE trading days. The Merger Consideration is expected to be mailed promptly following such determination. Fidelity intends to issue a press release announcing the results of the elections and proration, if any, promptly after the final determination thereof.

     Unless otherwise indicated in Box B entitled "Special Issuance and Payment Instructions," the applicable Merger Consideration will be issued in exchange for the enclosed Chicago Title Common Stock Certificates in the name of the undersigned. Similarly, unless otherwise indicated in Box C entitled "Special Delivery Instructions," the applicable Merger Consideration will be mailed to the undersigned at the addresses of the registered holder(s) appearing above in Box A-1. In the event that Box B and/or Box C are completed, the applicable Merger Consideration will be issued in the name(s) of, and/or will be mailed to, the person or entity at the address so indicated, but only after the Exchange Agent has been provided with satisfactory evidence of the payment of, or exemption from payment of, any applicable share transfer taxes payable on account of the transfer to such person or entity prior to the delivery of the applicable Merger Consideration. In addition, appropriate signature guarantees must be included with respect to Chicago Title Shares for which Special Issuance and Payment Instructions are given.

                                     BOX B:

                   SPECIAL ISSUANCE AND PAYMENT INSTRUCTIONS

To be completed ONLY if the applicable Merger Consideration is to be paid or issued in the name of someone other than the person(s) in whose name(s) the Certificate(s) representing the Chicago Title Shares listed in this Election Form are registered. (Unless otherwise indicated in Box C, the applicable Merger Consideration will be mailed to the address indicated in this Box B.)

ISSUE THE APPLICABLE MERGER CONSIDERATION TO:

Name:  -------------------------------------------------------------------------
                                      (PLEASE PRINT)

Address:
        ------------------------------------------------------------------------

        ------------------------------------------------------------------------
                                   (INCLUDE ZIP CODE)

        ------------------------------------------------------------------------
                    (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NO.)
                               (SEE SUBSTITUTE FORM W-9)

                                     BOX C:

                         SPECIAL DELIVERY INSTRUCTIONS
                      [ ]  CHECK HERE IF CHANGE OF ADDRESS

To be completed ONLY if the applicable Merger Consideration is to be mailed to an address other than that indicated in Box A-1 or Box B.

MAIL THE APPLICABLE MERGER CONSIDERATION TO:

Name:  -------------------------------------------------------------------------
                                      (PLEASE PRINT)

Address:
        ------------------------------------------------------------------------

        ------------------------------------------------------------------------
                                   (INCLUDE ZIP CODE)

     THE UNDERSIGNED UNDERSTANDS AND AGREES THAT THE ACCEPTANCE AND DELIVERY OF ANY ELECTION FORM BY OR TO THE EXCHANGE AGENT WILL NOT OF ITSELF CREATE ANY RIGHT TO RECEIVE MERGER CONSIDERATION IN EXCHANGE FOR CHICAGO TITLE SHARES LISTED IN THIS LETTER OF TRANSMITTAL, AND THAT SUCH RIGHT WILL ARISE ONLY TO THE EXTENT PROVIDED IN THE MERGER AGREEMENT.

                                PLEASE SIGN HERE
                 (COMPLETE SUBSTITUTE FORM W-9 ATTACHED HERETO)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            SIGNATURE(S) OF OWNER(S)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Name(s):
        ------------------------------------------------------------------------
                                 (PLEASE PRINT)
Capacity (full title):
                      ----------------------------------------------------------

Address:
        ------------------------------------------------------------------------

        ------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number:
                                ------------------------------------------------

Tax Identification or Social Security Number:
                                              -----------------------

                                          (SEE SUBSTITUTE FORM W-9)

Dated:
       -----------------------, 2000

(Must be signed by registered holder(s) EXACTLY as name(s) appear(s) on stock certificate(s) or by the person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by an agent, attorney, administrator, executor, guardian, trustee, officer of a corporation or any other person acting in a fiduciary or representative capacity, please set forth full title and see General Instruction 9.)

                              SIGNATURE GUARANTEE
          (REQUIRED ONLY IN CASES SPECIFIED IN GENERAL INSTRUCTION 7)

The undersigned hereby guarantees the signature(s) which appear(s) on this Election Form.

Authorized Signature(s):
                         -------------------------------------------------------
Name:
      --------------------------------------------------------------------------
Name of Eligible Institution Issuing Guarantee:
                                                --------------------------------
Address:
         -----------------------------------------------------------------------

         -----------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number:
                                ------------------------------------------------

Dated:
       -------------------------------------------------------------------------

                    PLACE MEDALLION GUARANTEE IN SPACE BELOW

NOTE: A SIGNATURE GUARANTEE IS REQUIRED ONLY IF THE APPLICABLE MERGER CONSIDERATION IS TO BE PAYABLE TO THE ORDER OF AND/OR REGISTERED IN NAMES OTHER THAN ON THE SURRENDERED CERTIFICATES.

                             GUARANTEE OF DELIVERY
            (TO BE USED IF CHICAGO TITLE SHARE CERTIFICATES ARE NOT
                             SURRENDERED HEREWITH)
                          (See General Instruction 8)

The undersigned (check appropriate box below) guarantees to deliver to the Exchange Agent at the appropriate address set forth above the certificates for Chicago Title Shares covered by this Election Form no later than 5:00 p.m., New York City time, on the third NYSE trading day after the date of execution of this Guarantee of Delivery.

[ ]  A member of a registered national securities exchange.
[ ]  A member of the National Association of Securities Dealers, Inc.
[ ]  A commercial bank or trust company in the United States

    ----------------------------------------------------------------------
                         FIRM (PLEASE PRINT OR TYPE)

    ----------------------------------------------------------------------
                             AUTHORIZED SIGNATURE

     ---------------------       -----------------------------------------
             DATED                             ADDRESS
                                 -----------------------------------------
                                       AREA CODE AND TELEPHONE NUMBER

FACSIMILE TRANSMISSION:
(for Eligible Institutions only)

(212) 701-7636

FOR CONFIRMATION TELEPHONE:

(800) 245-7630

                              GENERAL INSTRUCTIONS

     This Election Form is to be completed and submitted to the Exchange Agent prior to the Election Deadline by those holders of Chicago Title Shares desiring to make an Election with respect to the receipt of Merger Consideration in the form of cash, shares of Fidelity Common Stock ("Fidelity Shares") or a combination of cash and Fidelity Shares for their Chicago Title Shares pursuant to the Merger. It may also be used as a letter of transmittal for holders of Chicago Title Shares who do not complete and submit the Election Form prior to the Election Deadline or at any time by any holders of Chicago Title Shares who wish to make a Non-Election. Until a record holder's Chicago Title Common Stock Certificates are received by the Exchange Agent at one of the addresses set forth on the cover, together with such documents as the Exchange Agent may require, and until the same are processed for exchange by the Exchange Agent, such holders will not receive any certificates representing Stock Consideration or the check for Cash Consideration or cash in lieu of fractional shares (if any) in exchange for their Chicago Title Common Stock Certificates. THE RETURN ENVELOPE ADDRESSED TO THE EXCHANGE AGENT DELIVERED WITH THIS ELECTION FORM SHOULD BE USED TO RETURN THIS ELECTION FORM. YOU SHOULD NOT USE THE ENVELOPE THAT HAS BEEN SENT IN CONNECTION WITH THE SOLICITATION OF PROXY CARDS TO RETURN THE ELECTION FORM. No interest will accrue on the Cash Consideration or any cash in lieu of fractional shares. Holders of Chicago Title Shares receiving Stock Consideration will be entitled to any dividends or other distributions paid on Fidelity Shares after the Effective Time. If your share certificate(s) are lost, stolen or destroyed, please refer to General Instruction 13 below.

     A HOLDER OF CHICAGO TITLE SHARES DESIRING TO MAKE AN ELECTION MUST INDICATE ITS ELECTION IN BOX A-2 ABOVE.

     Your election is subject to certain terms, conditions and limitations which are set forth in the Merger Agreement and described in the Joint Proxy Statement/Prospectus. The Merger Agreement is included as Appendix A to the Joint Proxy Statement/Prospectus. Copies of the Joint Proxy Statement/Prospectus may be requested from the Information Agent or from the Exchange Agent at the addresses or toll-free numbers shown on the cover. The delivery of this Election Form to the Exchange Agent is an acknowledgment of the receipt of the Joint Proxy Statement/Prospectus.

     1. Election Deadline. THE ELECTION DEADLINE IS 5:00 P.M. NEW YORK CITY TIME, ON THE DATE THAT THE MERGER TAKES PLACE, WHICH IS CURRENTLY EXPECTED TO BE
FEBRUARY   , 2000. For any Election contained herein to be effective, this
Election Form, properly completed, and the related Chicago Title Common Stock Certificate(s) (or a Guarantee of Delivery) must be received by the Exchange Agent at one of the addresses shown above on this Election Form at or prior to the Election Deadline. ANY CHICAGO TITLE COMMON STOCK CERTIFICATES FOR WHICH A GUARANTEE OF DELIVERY IS PROVIDED MUST IN FACT BE DELIVERED WITHIN THREE NYSE TRADING DAYS AFTER THE DATE SUCH GUARANTEE OF DELIVERY IS EXECUTED OR A NON-ELECTION WILL BE DEEMED TO HAVE BEEN MADE IN RESPECT OF THE CHICAGO TITLE SHARES COVERED THEREBY. The Exchange Agent will determine whether any Election Form or any Chicago Title Common Stock Certificates in respect of a Guarantee of Delivery are received on a timely basis. Any such determinations made in good faith shall be conclusive and binding.

     2. Effect of Asserting Dissenters' Rights. An Election Form will not be valid and will be ignored if completed by a shareholder that provides Chicago Title with written notice of intent to assert dissenters' rights (which written notice is actually received by Chicago Title) and does not vote in favor of the Merger and takes such other actions as may be required prior to the Effective Time to perfect dissenters' rights under applicable law. Any such shareholder that provides Chicago Title with written notice of intent to assert dissenters' rights (which written notice is actually received by Chicago Title) and does not vote in favor of the Merger but that subsequently fails to perfect dissenters' rights will receive the form of Merger Consideration receivable by shareholders making a Non-Election.

     3. Revocation or Change of Election Form. An Election Form may be revoked if the Exchange Agent receives written notice prior to the Election Deadline from the record holder of the shares covered by such Election who signed the related Election Form. Any person who has effectively revoked an Election Form may, by signed and written notice to the Exchange Agent, request the return of the Chicago Title Common Stock Certificates submitted to the Exchange Agent and such Chicago Title Common Stock Certificates will be returned without charge to such person promptly after receipt of such request. An Election Form may be changed if the record holder effectively revokes such holder's Election Form in accordance with the procedures described herein and a new Election Form and the related Chicago Title Common Stock Certificate(s) (or a Guarantee of Delivery) for such record holder is received by the Exchange Agent at or prior to the Election Deadline. Chicago Title shareholders who do wish to revoke and resubmit should take into account the time required to receive returned Common Stock Certificates and resubmit Common Stock Certificates, which may or may not be possible by the applicable deadline.

     4. Election Procedures/Proration. The extent to which your Election can be accommodated will depend upon the total number of Fidelity Shares and the total amount of cash included in the Merger Consideration, as determined in accordance with the provisions set forth in the Merger Agreement and described in the Joint Proxy Statement/Prospectus and upon the respective numbers of Stock Elections, Cash Elections and Non-Elections made by all holders of Chicago Title Shares. A holder of Chicago Title Shares who makes an all-Stock Election may receive some cash, and a holder of Chicago Title Shares who makes an all-Cash Election may receive some Fidelity Shares. Thus, an Election made by you may not be honored in certain circumstances. Allocations will be made by the Exchange Agent in accordance with the procedures set forth in the Merger Agreement and described in the Joint Proxy Statement/Prospectus, and will be conclusive and binding upon every holder of Chicago Title Shares. The effectiveness of Elections that are accompanied by Guarantees of Delivery may not be finally determined until four NYSE trading days after the Election Deadline. The Merger Consideration is expected to be mailed promptly after the determination of any proration in the Merger. Such determination will occur promptly after the Effective Time.

     5. Termination of Merger Agreement. Consummation of the Merger is subject to the required approval of the shareholders of Fidelity and Chicago Title and to the satisfaction of certain other conditions. No payments related to any surrender of Chicago Title Common Stock Certificates will be made prior to the consummation of the Merger, and no payments will be made if the Merger Agreement is terminated. If the Merger Agreement is terminated, all Elections will be void and of no effect and the Exchange Agent will promptly return all Chicago Title Common Stock Certificates previously received by it. In such event, Chicago Title Shares held through The Depository Trust Company are expected to be available for sale or transfer promptly following such termination. Certificates representing Chicago Title Shares held of record directly by the beneficial owners of such Chicago Title Shares will be returned by the Exchange Agent without charge to the holder as promptly as practicable by first class, insured mail.

     6. No Fractional Interests. No certificate representing a fraction of a Fidelity Share will be issued. In lieu thereof, the Exchange Agent will remit on Fidelity's behalf cash, without interest, in an amount equal to (a) the fraction of a Fidelity Share, if any, to which any Chicago Title Stockholder would otherwise be entitled multiplied by (b) the Average Fidelity Common Share Price (as defined in the Merger Agreement and described in the Joint Proxy Statement/ Prospectus). No such holder of Chicago Title Shares shall be entitled to dividends, voting rights or any other rights in respect of any fractional share.

     7. Guarantee of Signatures. If the Merger Consideration is to be issued in the name of the registered holder(s) as inscribed on the surrendered Chicago Title Common Stock Certificate(s), the signatures on this Election Form need not be guaranteed. If the "Special Issuance and Payment Instructions" box has been completed so that payment is to be made to someone other than the registered holder(s) of Chicago Title Shares with respect to the surrendered Chicago Title Common Stock Certificate(s), signatures on this Election Form must be guaranteed by a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agent's Medallion Program, the New York Share Exchange Medallion Program or the Share Exchange Medallion Program. Public notaries cannot execute acceptable guarantees of signatures.

     8. Delivery of Election Form and Chicago Title Common Stock Certificates; Guarantee of Delivery. This Election Form, properly completed and duly executed, together with your Chicago Title Common Stock Certificate(s) or a Guarantee of Delivery, should be delivered to the Exchange Agent at one of the addresses set forth above. All Elections with respect to Chicago Title Common Stock Certificates held by a single shareholder and not by a nominee, trustee or other representative (as set forth in General Instruction 9) must be made on a single Election Form. A Guarantee of Delivery of such Chicago Title Common Stock Certificates must be made by a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States, and ANY CHICAGO TITLE COMMON STOCK CERTIFICATES COVERED BY A GUARANTEE OF DELIVERY MUST IN FACT BE DELIVERED TO THE EXCHANGE AGENT WITHIN THREE NYSE TRADING DAYS AFTER THE DATE OF EXECUTION OF SUCH GUARANTEE OF DELIVERY. Failure to deliver such Chicago Title Common Stock Certificates shall invalidate any Election, and a Non-Election shall be deemed to have been made with respect to the Chicago Title Shares covered thereby. THE METHOD OF DELIVERY OF THE ELECTION FORM, THE CHICAGO TITLE COMMON STOCK CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE HOLDER OF CHICAGO TITLE SHARES. IF YOU CHOOSE TO SEND THE MATERIALS BY MAIL, IT IS RECOMMENDED THAT THEY BE SENT BY REGISTERED MAIL, APPROPRIATELY INSURED, WITH RETURN RECEIPT REQUESTED. Delivery of the materials will be deemed effective, and risk of loss with respect thereto will pass, only when such materials are actually received by the Exchange Agent.

     9. Shares Held by Nominees, Trustees or other Representatives; Non-Elections. Each holder of record is entitled to make an Election and submit an Election Form covering all Chicago Title Shares actually held of record by such holder. A holder of record of Chicago Title Shares who hold such shares as nominee, trustee or in any other representative or fiduciary capacity (a "Representative") is entitled to make an Election on behalf of such Representative as well as an Election on behalf of each beneficial owner of Chicago Title Shares held through such Representative, but such Elections must be made on one Election Form. Beneficial owners who are not record holders are not entitled to submit Election

Forms. Any Representative that makes an Election or a Non-Election may be required to provide the Exchange Agent with such documents and/or additional certifications, if requested, in order to satisfy the Exchange Agent that such Representative holds such Chicago Title Shares for a particular beneficial owner. If any Chicago Title Shares are not covered by an effective Election Form, they will be deemed to be covered by a Non-Election.

     10. Inadequate Space. If the space provided herein is inadequate, the share certificate numbers and the numbers of Chicago Title Shares represented thereby should be listed on additional sheets and attached hereto.

     11.  Signatures on Election Form, Share Powers and Endorsements.

          (a) All signatures must correspond exactly with the name written on the face of the Chicago Title Common Stock Certificate(s) without alteration, variation or any change whatsoever.

          (b) If the Chicago Title Common Stock Certificates surrendered are held of record by two or more joint owners, all such owners must sign this Election Form.

          (c) If any surrendered Chicago Title Shares are registered in different names on several Chicago Title Common Stock Certificate(s), it will be necessary to complete, sign and submit as many separate Election Forms as there are different registrations of Chicago Title Common Stock Certificates.

          (d) If this Election Form is signed by a person(s) other than the record holder(s) of the Chicago Title Common Stock Certificate(s) listed (other than as set forth in paragraph (e) below), such certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the record holder(s) appears on such certificate(s).

          (e) If this Election Form is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity and such person is not the record holder of the accompanying Chicago Title Common Stock Certificates, he or she must indicate the capacity when signing and must submit proper evidence of his or her authority to act.

     12. Special Issuance and Delivery Instructions. In the "Special Issuance and Payment Instructions" box (Box B), indicate the name and/or address of the person(s) to whom the Merger Consideration is to be issued and mailed only if the Merger Consideration (whether cash or Fidelity Shares) is to be issued in the name of someone other than the person(s) signing this Election Form. If the "Special Issuance and Payment Instructions" box is completed, the Exchange Agent will issue the Merger Consideration in the name of, and will mail the Merger Consideration to, the person or entity so indicated at the address so indicated, but only after the Exchange Agent has been provided with satisfactory evidence of the payment of, or exemption from payment of, any applicable share transfer taxes payable on account of the transfer to such person or entity prior to the delivery of the Merger Consideration.

     In the "Special Delivery Instructions" box (Box C), indicate the address to which the Merger Consideration is to be mailed in the name of the undersigned only if different from the address set forth in Box A-1.

     13. Lost, Stolen or Destroyed Certificates. You cannot submit an effective Election Form without enclosing your Chicago Title Share Certificates with this Election Form or providing a Guarantee of Delivery followed within three NYSE trading days thereafter by the Chicago Title Common Stock Certificates. If your Chicago Title Common Stock Certificate(s) have been lost, stolen or destroyed, you are urged to call the Exchange Agent at (800) 245-7630. The Exchange Agent will forward additional documentation which you must complete in order to obtain a replacement share certificate. You may be required to post an indemnity bond if so required by Chicago Title, Fidelity or the Exchange Agent.

     14. Miscellaneous. Fidelity and the Exchange Agent have the discretion to determine whether an Election Form has been properly completed, signed and submitted or revoked and to disregard immaterial defects in any Election Form. The good faith decision of Fidelity or the Exchange Agent in such matters shall be conclusive and binding. Fidelity and the Exchange Agent are not under any duty to give notification of defects in any Election Form nor will either incur any liability for failure to give such notification.

     15. Information and Additional Copies. Information and additional copies of this Election Form may be obtained from Georgeson Shareholder Communications, Inc. by telephoning toll-free at (800) 223-2064 or from Harris Trust and Savings Bank by telephoning toll-free at (800) 245-7630.

                           IMPORTANT TAX INFORMATION

     Under federal income tax law, the Exchange Agent is required to file a report with the Internal Revenue Service ("IRS") disclosing any payments made to a holder of Chicago Title Shares pursuant to the Merger Agreement and to impose 31% backup withholding if required. If the correct certifications on Substitute Form W-9 are not provided, a $50 penalty may be imposed on the holder by the IRS and payments made for Chicago Title Shares may be subject to backup withholding of 31%. Backup withholding is also required if the IRS notifies the recipient that the recipient is subject to backup withholding as a result of a failure to report all interest and dividends.

     In order to avoid backup withholding resulting from a failure to provide a correct certification, a holder of Chicago Title Shares must, unless an exemption applies, provide the Exchange Agent with his correct taxpayer identification number ("TIN") on Substitute Form W-9 as set forth on this Election Form. Such person must certify under penalties of perjury that such number is correct and that such holder is not otherwise subject to backup withholding. The TIN that must be provided is that of the holder of the Chicago Title Shares. If the Chicago Title Shares are held in more than one name or are not registered in the name of the actual holder or if the Merger Consideration is to be delivered to another person as provided in the box entitled "Special Issuance and Payment Instructions," consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 and your tax advisor for additional guidance on which number to report. The Certificate of Awaiting Taxpayer Identification Number should be completed if the surrendering holder of Chicago Title Shares has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the Certificate of Awaiting Taxpayer Identification Number is completed and the Exchange Agent is not provided with a TIN, Fidelity and the Exchange Agent will withhold 31% of all such payments made for Chicago Title Shares and all payments of dividends. A foreign person may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that person's exempt status. Foreign investors should consult their tax advisors regarding the need to complete IRS Form W-8 and any other forms that may be required.

     Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

     Please read the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional important information on how to complete the Substitute Form W-9.

     For a summary of the federal income tax consequences of the receipt of the Merger Consideration, see "The Merger -- Certain U.S. Federal Income Tax Consequences of the Merger" in the Joint Proxy Statement/Prospectus.

                  PAYOR'S NAME: HARRIS TRUST AND SAVINGS BANK

-----------------------------------------------------------------------------------------------------------------------------------

              SUBSTITUTE                    Part I -- PLEASE PROVIDE YOUR TIN IN THE BOX     TIN: ----------------------------
               FORM W-9                     AT THE RIGHT AND CERTIFY BY SIGNING AND                 Social security number
           Department of the                DATING BELOW                                     OR
               Treasury                                                                     -----------------------------------
       Internal Revenue Service                                                              Employer Identification Number
                                           ----------------------------------------------------------------------------------------

                                            Part II -- For Payees exempt from Backup
                                            Withholding, see the enclosed "Guidelines
                                            for Certification of Taxpayer Identification
                                            Number on Substitute Form W-9" and complete
     Payor's Request for Taxpayer           as instructed therein.
     Identification Number ("TIN") and
     Certification

--------------------------------------------------------------------------------

   CERTIFICATION -- Under penalties of perjury, I certify that:

   (1) The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me, in which case I have written "APPLIED FOR" in Part I above); and

   (2)  I am not subject to backup withholding because:

        (a) I am exempt from backup withholding, or

        (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report interest or dividends, or

        (c) the IRS has notified me that I am no longer subject to backup withholding.

   CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out item
   (2). (Also see instructions in the enclosed Guidelines.)

                            Payee's Name and Address

   --------------------------------------------------------------------------

   --------------------------------------------------------------------------
   Signature                                                       Date

   NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT
         IN BACKUP WITHHOLDING OF 31% OF ANY REPORTABLE PAYMENTS MADE TO YOU PURSUANT TO THE MERGER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.
   --------------------------------------------------------------------------

   YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR" IN
                       PART 1 OF THE SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a TIN has not been issued to me, and either (1) I have mailed or delivered an application to receive a TIN to the appropriate IRS Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment, 31% of all reportable payments made to me pursuant to the Merger will be withheld.

--------------------------------------------------------------------------------
SIGNATURE                                                           DATE

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER FOR THE PAYEE (YOU) TO GIVE THE PAYER. -- Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer. All "Section" references are to the Internal Revenue Code of 1986, as amended. "IRS" is the Internal Revenue Service.


---------------------------------------------------------
                                 GIVE THE SOCIAL SECURITY
FOR THIS TYPE OF ACCOUNT:        NUMBER OF --
-----------------------------
 1.  Individual                  The individual
 2.  Two or more individuals     The actual owner of the
     (joint account)             account or, if combined
                                 funds, the first
                                 individual on the
                                 account(1)

 3.  Custodian account of a      The minor(2)
     minor (Uniform Gift to
     Minors Act)

 4.  a. The usual revocable      The grantor- trustee(1)
        savings trust account
        (grantor is also
        trustee)
     b. So-called trust          The actual owner(1)
        account that is not a
        legal or valid trust
        under state law
 5.  Sole proprietorship         The owner(3)
 6.  A valid trust, estate,      The legal entity(4)
     or pension trust

                                 GIVE THE SOCIAL SECURITY
FOR THIS TYPE OF ACCOUNT:        NUMBER OF --
-----------------------------
---------------------------------------------------------

 7.  Corporate                   The corporation

 8.  Association, club,          The organization
     religious, charitable,
     educational or other
     tax-exempt organization

 9.  Partnership                 The partnership

10.  A broker or registered      The broker or nominee
     nominee

11.  Account with the            The public entity
     Department of
     Agriculture in the name
     of a public entity (such
     as a state or local
     government, school
     district, or prison)
     that receives
     agricultural program
     payments

------------------------------------------------------------------
------------------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be furnished.

(2) Circle the minor's name and furnish the minor's social security number.

(3) You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your social security number or your employer identification number (if you have one).

(4) List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9
                                     PAGE 2

OBTAINING A NUMBER

If you don't have a taxpayer identification number, obtain Form SS-5, Application for a Social Security Card, at the local Social Security Administration office, or Form SS-4, Application for Employer Identification Number, by calling 1 (800) TAX-FORM, and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from withholding include:
- An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).
- The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or wholly-owned agency or instrumentality of any one or more of the foregoing.
- An international organization or any agency or instrumentality thereof.
- A foreign government and any political subdivision, agency or instrumentality thereof.

Payees that may be exempt from backup withholding include:
- A corporation.
- A financial institution.
- A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.
- A real estate investment trust.
- A common trust fund operated by a bank under Section 584(a).
- An entity registered at all times during the tax year under the Investment Company Act of 1940.
- A middleman known in the investment community as a nominee or who is listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.
- A future commission merchant registered with the Commodity Futures Trading Commission.
- A foreign central bank of issue.

Payments of dividends and patronage dividends generally exempt from backup withholding include:
- Payments to nonresident aliens subject to withholding under Section 1441.
- Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.
- Payments of patronage dividends not paid in money.
- Payments made by certain foreign organizations.
- Section 404(k) payments made by an ESOP.

Payments of interest generally exempt from backup withholding include:
- Payments of tax-exempt interest (including exempt-interest dividends under Section 852).
- Payments described in Section 6049(b)(5) to nonresident aliens.
- Payments on tax-free covenant bonds under Section 1451.
- Payments made by certain foreign organizations.

Certain payments, other than payments of interest, dividends, and patronage dividends, that are exempt from information reporting are also exempt from backup withholding. For details, see Sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N and the regulations thereunder.

EXEMPT PAYEES SHOULD COMPLETE A SUBSTITUTE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. Furnish your taxpayer identification number, write "EXEMPT" in the box containing the words "SUBSTITUTE FORM W-9" on the Substitute Form W-9, sign and date the form and return it to the payer.

PRIVACY ACT NOTICE. -- Section 6109 requires you to provide your correct taxpayer identification number to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of your return and may also provide this information to various government agencies for tax enforcement or litigation purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

(1) FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. -- If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. -- If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. -- Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

                       FOR ADDITIONAL INFORMATION CONTACT
                           YOUR TAX CONSULTANT OR THE
                           INTERNAL REVENUE SERVICE.